                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.


                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 25, 1997.


                        LYONDELL PETROCHEMICAL COMPANY

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   DELAWARE
                (STATE OR OTHER JURISDICTION OF INCORPORATION)


         1-10145                                        95-4160558
  (COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NO.)



 1221 MCKINNEY STREET, SUITE 1600, HOUSTON, TEXAS                  77010
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


                                (713) 652-7200
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

  ITEM 5.

     On July 25, 1997, Lyondell Petrochemical Company ("Lyondell") signed a Master Transaction Agreement pursuant to which it agreed to create a partnership ("Partnership") with Millennium Chemicals ("Millennium").
     Under the terms of the Master Transaction Agreement, which is attached hereto as exhibit 10.25 and is incorporated by reference, in exchange for a 57% ownership position in the Partnership, Lyondell will contribute the following:

          Lyondell's olefins business, comprised primarily of two olefins plants at the Channelview Petrochemical Complex near Houston, Texas as well as other related manufacturing units and a storage facility in Mont Belvieu, Texas;

          Lyondell's polymers business, comprised of three manufacturing facilities located in Pasadena, Victoria and Matagorda County, Texas;

          A technology group and certain business functions located in and near Houston, Texas;

          $745 million of outstanding debt; and a

          $345 million note payable to the Venture.

     In exchange for a 43% ownership position, Millennium will contribute:

          Millennium's olefins and polymers businesses, located at manufacturing facilities in Clinton, Iowa; Morris, Illinois; LaPorte, Port Arthur and Chocolate Bayou, Texas;

          Millennium's performance polymers business with manufacturing facilities in Tuscola, Illinois; Fairport Harbor and Heath, Ohio; and Crockett, Texas;

          Millennium's synthetic ethanol and ethyl ether businesses with facilities in Tuscola, Illinois; Newark, New Jersey; and Anaheim, California;

          Research and technology groups and a research center in Cincinnati, Ohio;

     In addition, the Partnership will assume $750 million of Millennium's inter-company debt, which will be repaid from proceeds of new debt to be
     arranged by the Partnership.   Millennium will guarantee $750 million of
     the new Partnership debt. In addition, Millennium will retain $250 million of accounts receivable from the contributed businesses.

     The Partnership will be governed by a partnership governance committee comprised of three representatives of Lyondell and three representatives of Millennium. The two companies issued a joint press release announcing the Partnership, dated July 28, 1997, which is attached hereto as Exhibit 99 and incorporated herein by reference. The transaction is subject to approval by both companies' stockholders and satisfaction of certain other conditions. The transaction is expected to close by the end of the year.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LYONDELL PETROCHEMICAL COMPANY
                                        ------------------------------
                                                  (Registrant)



Date:  July 28, 1997                    By:  /s/ Joseph M. Putz
       -------------                       ---------------------------
                                           Joseph M. Putz
                                           Vice President and Controller

                                 EXHIBIT INDEX





                                                                  SEQUENTIALLY
 EXHIBIT                                                          NUMBERED PAGE
   NO.                             EXHIBITS                       WHERE LOCATED
 -------                           --------                       -------------

   10.25                    Master Transaction Agreement

   99                             Press Release